Exhibit 99.1

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1A

COMPARATIVE BALANCE SHEET

ASSETS

	3/31/08	4/30/08	5/31/08	6/30/08	7/31/08	8/31/08
CURRENT ASSETS:
Cash (Attach Recons. & Bk Stmts.)	3,137	443	327	(15,377)	910	1,168
Investment securities, at market	1,102,929	1,086,559	1,033,077	1,015,497	935,901	849,075
Prepaid expense & deposits	60,000	60,000	60,000	60,000	60,000	60,000

TOTAL CURRENT ASSETS	1,166,066	1,147,002	1,093,404	1,060,120	996,811	910,243

OTHER ASSETS:
Note receivable from AIC	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000	20,000,000
Valuation allowance	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)	(20,000,000)
Investment in AIC, at underlying book value	14,096,550	0	0	0	1,385,704	1,385,704
Contingent claims	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000	21,500,000

TOTAL OTHER ASSETS	35,596,550	21,500,000	21,500,000	21,500,000	22,885,704	22,885,704

TOTAL ASSETS	36,762,616	22,647,002	22,593,404	22,560,120	23,882,515	23,795,947

I CERTIFY UNDER PENALTY OF PERJURY THAT THIS 5 PAGE OPERATING REPORT IS TRUE AND CORRECT.

Date Submitted September 15, 2008	Signed /s/ Gary N Thompson	Printed Name of Signatory Gary N Thompson

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-1B

COMPARATIVE BALANCE SHEET

LIABILITIES AND STOCKHOLDERS EQUITY

	3/31/08	4/30/08	5/31/08	6/30/08	7/31/08	8/31/08
LIABILITIES:
Post-Petition debt (Sched. C)	6,988	31,738	26,870	19,294	32,527	36,509

Pre-Petition Debt:
Litigation claims	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000	22,000,000
Unsecured liabilities	46,054	46,054	46,054	46,054	46,054	46,054
Unsecured debt	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260	116,110,260

TOTAL LIABILITIES	138,163,302	138,188,052	138,183,184	138,175,608	138,188,841	138,192,823

SHAREHOLDERS EQUITY:
Preferred stock	0	0	0	0	0	0
Common stock	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000	6,274,000
Paid-in capital	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000	199,660,000
Treasury stock	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)	(29,969,000)
Retained earnings:
As of filing date	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)	(281,005,796)
After filing date	3,640,110	(10,500,253)	(10,548,984)	(10,574,691)	(9,265,530)	(9,356,080)

TOTAL SHAREHOLDERS EQUITY	(101,400,686)	(115,541,049)	(115,589,780)	(115,615,487)	(114,306,326)	(114,396,876)

TOTAL LIABILITIES AND SHAREHOLDER EQUITY	36,762,616	22,647,003	22,593,404	22,560,120	23,882,515	23,795,947

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-2

STATEMENT OF INCOME

	3/31/08	4/30/08	5/31/08	6/30/08	7/31/08	8/31/08
REVENUE:
Net investment income	2,539	1,881	1,723	1,693	1,628	1,415
Net realized gain	0	0	0	0	0	0
Other	0	0	0	0	0	0
OPERATING EXPENSES:
Salaries and benefits	(7,583)	(7,582)	(7,368)	(7,297)	(7,297)	(7,297)
Board fees and expenses	0	0	0	0	0	0
Financial advisor fees and expenses	0	(481)	0	0	0	0
Legal fees and expenses	(5,155)	(19,661)	(40,640)	(19,379)	(66,268)	(77,707)
Accounting fees and expenses	0	0	0	0	(1,440)	0
Actuarial services	0	(12,260)	0	0	0	(5,140)
Insurance	(50,000)	0	0	0	0	0
Franchise taxes	0	0	0	0	0	0
Filing fees and expenses	(2,084)	(5,527)	(1,918)	(660)	(3,219)	(1,686)
Miscellaneous	(54)	(183)	(527)	(65)	54	(136)

NET OPERATING INCOME / LOSS	(62,337)	(43,813)	(48,730)	(25,708)	(76,542)	(90,551)

OTHER INCOME (EXPENSE):
Interest expense	0	0	0	0	0	0
Income tax refund	0	0	0	0	0	0
Equity in operating earnings of AIC	0	(14,096,550)	0	0	1,385,704	0
Equity in unrealized losses of securities of AIC	0	0	0	0	0	0

TOTAL OTHER INCOME (EXPENSE)	0	(14,096,550)	0	0	1,385,704	0

NET INCOME (LOSS)	(62,337)	(14,140,363)	(48,730)	(25,708)	1,309,162	(90,551)

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

Form OPR-3

SOURCES AND USE OF CASH

	3/31/08	4/30/08	5/31/08	6/30/08	7/31/08	8/31/08
CASH DIFFERENCE:
Current ending cash balance	3,137	443	327	(15,377)	910	1,168
Less ending prior month balance	(1,840)	(3,137)	(443)	(327)	15,377	(910)

NET CASH INCREASE (DECREASE)	1,297	(2,694)	(116)	(15,704)	16,287	258

SOURCES OF CASH:
Net income (loss)	(62,337)	(14,140,363)	(48,730)	(25,708)	1,309,162	(90,551)
Equity in earnings and unrealized losses of AIC	0	14,096,550	0	0	(1,385,704)	0
Decrease in:
Receivables	0	0	0	0	0	0
Marketable securities	84,712	16,369	53,482	17,580	79,596	86,827
Increase in:
Post- petition debt	0	24,750	0	0	13,233	3,982
Pre-petition debt	0	0	0	0	0	0

TOTAL SOURCES OF CASH	22,375	(2,694)	4,752	(8,128)	16,287	258

USES OF CASH:
Increase in:
Receivables	0	0	0	0	0	0
Marketable securities	0	0	0	0	0	0
Decrease in:
Post- petition debt	(21,078)	0	(4,868)	(7,576)	0	0
Pre-petition debt	0	0	0	0	0	0

TOTAL USES OF CASH	(21,078)	0	(4,868)	(7,576)	0	0

NET CASH INCREASE (DECREASE)	1,297	(2,694)	(116)	(15,704)	16,287	258

CASE NAME: Acceptance Insurance Companies Inc.

CASE NO: 05-80059

SCHEDULE C

SCHEDULE OF POST PETITION DEBT

	3/31/08	4/30/08	5/31/08	6/30/08	7/31/08	8/31/08
TRADE ACCOUNTS PAYABLE	6,988	31,738	26,870	19,294	32,527	36,509
PAYROLL AND PAYROLL TAXES	0	0	0	0	0	0
TAXES PAYABLE	0	0	0	0	0	0

TOTAL POST PETITION DEBT	6,988	31,738	26,870	19,294	32,527	36,509